Exhibit 10.10

English Translation

Shareholders’ Voting Rights Proxy Agreement

This Shareholders’ Voting Rights Proxy Agreement (the “Agreement”) is entered into by and between the following parties on December 21, 2018 in Shanghai, the People’s Republic of China (the “PRC”):

Party A (Shareholders):

Dongliang Chang

Identification No.:

Zhengyu Wu

Identification No.:

Zhejiang Xingke Technology Development Investment Co., Ltd. (“Zhejiang Xingke”)

A domestic company legally established and validly existing under the laws of the PRC, with its registered address at 3339 Linggongtang Road, Nanhu District, Jiaxing, and its legal representative being Cheng Qian.

Party B (the Company): Shanghai MOHUA Information Technology Co., Ltd., a wholly-foreign-owned enterprise legally established and validly existing under the laws of the PRC, with its registered address at Room 108, 26 Jiafeng Road, China (Shanghai) Pilot Free Trade Zone, and its legal representative being Dongliang Chang;

Party B: Jiaxing MOLBASE Information Technology Co., Ltd., a limited liability company legally established and validly existing under the laws of the PRC, with its registered address at 6-608, 778 Yatai Road (Jiaxing Science City), Nanhu District, Jiaxing, and its legal representative being Dongliang Chang.

Party A, Party B and Party C are individually referred to as a “Party” and collectively referred to as “Parties”.

WHEREAS

1	Party C is a domestic company registered in the PRC with a registered capital of RMB1,500,000.

2

Party A, being Party C’s all shareholders, hold 100% of Party C’s equity interests, among which 76% of Party C’s equity interests representing RMB1,140,000 in the registered capital are held by Dongliang Chang, 19% of the equity interests of Party C representing RMB285,000 in the registered capital are held by Zhengyu Wu, and 5% of the equity interest of Party C representing RMB 75,000 in the registered capital are held by Zhejiang Xingke;

3	On December 21, 2018, Party A and Party C signed an Exclusive Technical Support and Service Agreement;

4

On December 21, 2018, the Parties signed an Equity Pledge Agreement and an Exclusive Option Agreement (the Equity Pledge Agreement, the Exclusive Option Agreement, and the Exclusive Technical Support and Service Agreement are collectively referred to as the “Restructuring Agreements”); Party C is obligated to make payments to the Company under the Restructuring Agreements. Therefore, the daily operation of Party C will have substantial impact on its ability to make such payments to the Company;

5

As consideration of the Company’s obligations under the Restructuring Agreements, each Shareholder agrees to issue an irrevocable power of attorney (“Power of Attorney”) to allow the Company exercise the voting rights on all the equity interest with voting rights held by the Shareholder (“Equity Interest”) during the term of this Agreement;

6	Party C acknowledges the rights and obligations of the Shareholder and Company in this Agreement and will coordinate with the enforcement of the Power of Attorney hereunder.

THEREFORE, the Parties have reached the following agreements after kind discussions and negotiations:

Chapter 1 Entrustment of Voting Right and Other Rights

1

Pursuant to the terms and conditions of this Agreement, the Shareholder hereby irrevocably undertakes to respectively entrust and authorize the Company to exercise the voting rights and management rights as shareholders of Party C, including but not limited to:

1.1

adoption and signing on shareholders resolutions of Party C; attending Party C’s shareholders meetings, and signing on the shareholders meeting minutes and resolutions on behalf of Shareholder (if applicable);

1.2	exercising the management rights of Party C’s operation on behalf of the Shareholder;

1.3

exercising all other rights of shareholders as stipulated in Party C’s articles of association on behalf of the Shareholder, including but not limited to voting rights, right to sell, transfer, pledge or disposal of all or any part of the Shareholder’s Equity Interest;

1.4

nominating, designating, electing and appointing the legal representative, chairman of the board, directors, supervisors, general manager (chief executive officer), financial officer, technology officer (chief technology officer) and other senior management;

1.5	supervising the operation and performance of Party C, and reviewing the financial information of Party C at any time;

1.6	approving the amendment of articles of association of Party C; and

1.7	other rights granted to shareholders under articles of association of Party C and relevant laws and regulations.

2

To make the Company effectively exercise and enforce the powers and rights granted pursuant to the abovesaid Article 1, the Shareholder undertakes and consents that, if any laws and regulations or governmental authorities require the Shareholder to issue a special power of attorney or similar documents, or to conduct relevant procedures (e.g. notarization of the power of attorney, etc.), it shall issue the power of attorney as required and cooperate with such procedures.

3

The Shareholder hereby undertakes and confirms that the Company is entitled to conduct any actions regarding the Equity Interests at its sole discretion without any oral or written instructions from Party C or the Shareholder.

4

The Shareholder hereby undertakes and confirms that, the Shareholder shall appoint the persons designated by the Company as the legal representative and/or directors or other management position of Party C at the request of the Company;

5

The Shareholder hereby consents and confirms: the Company is entitled to authorize or transfer its rights relating to the above matters to any other persons or entities at its sole discretion without prior notice to the Shareholder or consent from the Shareholder.

6

The Company or the third party delegated by the Company is entitled to exercise its right entrusted by the Shareholder or delegated by the Company without the prior consent of the Shareholder or subject to the Shareholder in any form.

7

The proxy under this Agreement is exclusive. During the term of this Agreement, except for the powers and rights entrusted to Party B, Party A shall not entrust such powers and rights to any third party.

Chapter 2 Representations and Warranties

8	Party A and Party C severally and jointly make the representations and warranties to Party B as the following:

8.1

Dongliang Chang and Zhengyu Wu both have full capacity for civil conduct; Zhejiang Xingke is an enterprise legally established and validly existing under the laws of the PRC; Party C is an enterprise legally established and validly existing under the laws of the PRC;

8.2

Party A is the legal and beneficial owner of the Equity Interest in Party C. Except for the arrangement under the Restructuring Agreements, there are no restrictions on voting rights or rights of disposal of the Equity Interests, and none of the Equity Interest is subject to any voting proxy or other agreements or arrangements, or any encumbrance or other transfer restrictions;

8.3

Party A and Party C have taken all necessary actions and obtained necessary authorizations as well as consents and approvals from applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement by Party A and Party C will not violate any provisions of the laws and regulations, nor will they violate any provisions under any instrument by which they are bound.

8.4

As of the date of this Agreement, there is no pending or threatened litigation, arbitration or administrative proceedings against Party A, Party C or their assets that is relating to this Agreement or may have a material impact on this Agreement;

8.5	This Agreement constitutes legal, valid and binding obligation of Party A and Party C once becomes effective.

9	Party B makes the representations and warranties to Party A and Party C as the following:

9.1	Party C is an enterprise legally established and validly existing under the laws of the PRC. It legally owns and operates its assets and has full power to conduct its business;

9.2

Party B has taken all necessary corporate actions and obtained necessary authorizations as well as consents and approvals from government authorities and third parties (if required) for the execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement by Party B will not violate the provisions of the laws and regulations, nor will they violate any provisions under any instrument by which it is bound.

9.3	This Agreement constitutes legal, valid and binding obligation of Party B once becomes effective.

Chapter 3 Confidentiality

10

This Agreement and its terms, any technology, craft, method, specification, design, software, database, trade secret, and other proprietary information, and other confidential business information and technical information disclosed by one Party to the other Parties in accordance with this Agreement or other provisions shall be deemed as confidential information.

11

The Parties shall take all necessary security measures and preventive methods to protect the confidentiality of the confidential information. Such security measures and preventive methods shall be consistent with the measures and preventions taken to protect its own sensitive information. In any event such measures and preventions shall be no less than the standard that a reasonable business entity would take to protect its highly confidential information and trade secrets.

12

The Party acquiring the confidential information shall not disclose any of such confidential information to any third party without obtaining the prior written consent from the owner of the confidential information.

13

The Party acquiring the confidential information: (1) may disclose confidential information to designated employees on a need-to-know basis in order to perform this Agreement, but shall take all reasonable preventive measures (including the execution of a non-disclosure agreement with the designated employee or the insertion of a non-disclosure clause into the employment contract executed by the designated employee) to prevent such employee to use the confidential information for personal interest or disclose such confidential information to third parties without permission; (2) may disclose confidential information to professionals including counsels and accountants as are necessary to provide professional assistance, but shall ensure such agencies are bound by confidentiality obligations similar to this clause. Disclosure of any confidential information by any staff member or agency engaged by any Party shall be deemed as disclosure of such information by such Party, which Party shall be held liable for breach of this Agreement.

14

The following situations shall not be deemed as violation of confidentiality obligations: (1) confidential information that has been known to that Party before the disclosure; (2) confidential information legally acquired from third parties without breach of confidentiality; (3) confidential information publicly known without default of such Party; (4) information developed independently by such Party without directly or indirectly using confidential information; or (5) confidential information required to be disclosed by applicable laws, legal proceedings or judicial order, any applicable rules or regulations of stock exchanges, or government orders or decrees.

15	This Chapter shall remain in full force following modification, rescission or termination of this Agreement.

Chapter 4 Event of Default

16	Each of the following circumstances of either Party is deemed as default:

16.1	fails to perform, fails to complete the performance, or fails to perform its liabilities and obligations in accordance with the terms and conditions under the Master Agreements or this Agreement;

16.2	any of the representations and warranties made constitute material misrepresentation in any aspect;

16.3	other circumstances of breach of this Agreement.

17	Any defaulting Party shall cure its default within thirty (30) days.

18

In the event that the other Parties and their directors, senior management, senior employees, employees and others incur any costs, liabilities, or suffer any loss due to one Party’s default, the defaulting Party shall indemnify and hold them harmless from such fees, liabilities and losses suffered by such Parties.

19	The rights and remedies provided under this Chapter shall be accumulative and shall not affect any other rights and remedies stipulated by the laws and other provisions in this Agreement.

20

Any waiver of the breach of the defaulting Party must be provided in writing. Non-exercise or delay in exercising any rights or remedies under this Agreement shall not deemed as such Party’s waiver; partial exercise of rights or remedies of one Party shall not impede its exercise of any other rights or remedies.

21	This Chapter shall remain in full force following modification, rescission or termination of this Agreement.

Chapter 5 Force Majeure

22

“Force majeure” refers to events that are unpredictable, unavoidable and cannot be overcame, including but not limited to earthquake, typhoon, flood, fire, war, riot, strikes, governmental acts and etc.

23	A Party’s failure to perform its obligations under this Agreement due to direct effect of Force Majeure is not in default if:

23.1	such Party’s failure to perform its obligations under this Agreement is directly caused by the Force Majeure;

23.2

such Party has exhausted its commercially reasonable efforts to perform its obligation hereunder, and has taken necessary measures to mitigate the losses suffered by the other Parties resulting from the Force Majeure;

23.3

such Party has notified the other Parties immediately in writing after the Force Majeure and has provided the relevant written materials and supportive documentation within fifteen (15) days following the Force Majeure, including a statement of explanations for the deferred performance or partial performance of this Agreement.

24	In the event of Force Majeure, each Party shall use its best efforts to cure or take other actions to continue the performance of this Agreement.

Chapter 6 Governing Law and Disputes Resolution

25	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

26

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within thirty (30) days after either Party’s written request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules. The arbitration shall be seated in Shanghai and the language for arbitration shall be in Chinese.

27

The arbitration award shall be final and binding to all Parties. The Parties agree to be bound by and act in accordance with the arbitration award. Unless otherwise awarded by the arbitration court, the losing party should bear all the arbitration fees and expenses.

28

During the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement.

29	This Chapter shall remain in full force following modification, rescission or termination of this Agreement.

Chapter 7 Miscellaneous

30

This Agreement shall become effective upon execution by the Parties and remain valid unless otherwise instructed by Party B in writing. This Agreement terminates automatically upon the following event: the date on which Party B or the Designee(s) is registered officially as the sole shareholder of Party C after Party B or the Designee(s) purchase all the Equity Interest in Party C pursuant to the Exclusive Option Agreement and legally conduct business of Party C.

31	This Agreement shall be binding upon each Parties’ successors and permitted assignees.

32	Without Party B’s prior written consent, Party A and Party C shall not assign their rights or delegate their obligations under this Agreement.

33

Party A and/or Party C shall not amend this Agreement unilaterally. Any amendment and supplement to this Agreement may be made in written agreement. The amendment and supplementary entered into by the Parties relating to this Agreement shall be an integral part of this Agreement and shall have the equal effect with this Agreement.

34	In the event this Agreement and its appendices, amendments and supplements conflict with the laws of the PRC, the mandatory laws shall prevail.

35

Any non-exercise or delay in exercise of any right, power or remedy under this Agreement by Company does not affect such right, power or remedy or constitutes waiver of any of the foregoing. Any single or partial exercise of such right, power or remedy will not exclude any right to further exercise of any other right, power or remedy. In the event any clause in this Agreement becomes illegal, invalid, or unenforceable at any time in any jurisdiction, the legality, validity and enforceability of such clause in any other jurisdiction, and legality, validity and enforceability of other clauses in this Agreement shall not be affected or compromised.

36

In the event one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

37	This Agreement is written in Chinese. The original may be made into one or multiple counterparts, each counterpart shall have equal legal effect.

(The remainder of this page intentionally left blank; signature page follows)

Signature Page to the Shareholders’ Voting Rights Proxy Agreement

Party A: Shanghai MOHUA Information Technology Co., Ltd

(Company Seal)

By:	/s/ Dongliang Chang
Name:	Dongliang Chang
Title:	Legal Representative

Party B:

Dongliang Chang

By:	/s/ Dongliang Chang

Zhengyu Wu

By:	/s/ Zhengyu Wu

           Zhejiang Xingke Technology Development Investment Co., Ltd.

(Company Seal)

By:	/s/ Cheng Qian
Name:	Cheng Qian
Title:	Legal Representative

Party C: Jiaxing MOLBASE Information Technology Co., Ltd.

(Company Seal)

By:	/s/ Dongliang Chang
Name:	Dongliang Chang
Title:	Legal Representative

Appendix: Irrevocable Power of Attorney

Power of Attorney

The undersigned, Dongliang Chang, a Chinese citizen with Chinese Identification Card No.: *, and a holder of 76% of the equity interest (“My Shareholding”) of Jiaxing MOLBASE Information Technology Co., Ltd. (“Jiaxing MOLBASE”). Regarding My Shareholding, I hereby irrevocably authorize Shanghai MOHUA Information Technology Co., Ltd (“WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) attend Jiaxing MOLBASE’s shareholders meetings; (2) exercise all the shareholder’s rights and shareholder’s voting rights I am entitled to under the laws and Jiaxing MOLBASE’s articles of association, including but not limited to the sale, transfer, pledge or disposition of My Shareholding in whole or in part; and (3) nominate, elect, designate and appoint on behalf of myself the legal representative, chairman of the board, the directors, supervisors, the general manager and other senior management members of Jiaxing MOLBASE.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute the share transfer agreement as stipulated in the Exclusive Option Agreement (to which I am a party as required) of the Restructuring Agreements, and timely perform the Equity Pledge Agreement executed on the same date as this Power of Attorney to which I am a party.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and permit such actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Jiaxing MOLBASE.

1

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is binding upon all my agents, assignees and successors.

By:	/s/ Dongliang Chang
Name:	Dongliang Chang

December 21, 2018

2

Power of Attorney

The undersigned, Zhengyu Wu, a Chinese citizen with Chinese Identification Card No.: *, and a holder of 19% of the equity interest (“My Shareholding”) of Jiaxing MOLBASE Information Technology Co., Ltd. (“Jiaxing MOLBASE”). Regarding My Shareholding, I hereby irrevocably authorize Shanghai MOHUA Information Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation: (1) attend Jiaxing MOLBASE’s shareholders meetings; (2) exercise all the shareholder’s rights and shareholding’s voting rights I am entitled to under the laws and Jiaxing MOLBASE’s articles of association, including but not limited to the sale, transfer, pledge, or disposition of My Shareholding in whole or in part; and (3) nominate, elect, designate and appoint on behalf of myself the legal representative, chairman of the board, the directors, supervisors, the general manager and other senior management members of Jiaxing MOLBASE.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on behalf of myself, execute the share transfer agreement as stipulated in the Exclusive Option Agreement (to which I am a party as required) of the Restructuring Agreements, and timely perform the Equity Pledge Agreement executed on the same date as this Power of Attorney to which I am a party.

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and permit such actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Jiaxing MOLBASE.

3

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is binding upon all my agents, assignees and successors.

By:	/s/ Zhengyu Wu
Name:	Zhengyu Wu

December 21, 2018

4

Power of Attorney

The undersigned, Zhejiang Xingke Information Technology Development Investment Co., Ltd., a limited liability company registered in the PRC with the Unified Social Credit Code No.: *, and a holder 5% of the equity interest (the “Shareholding”) of Jiaxing MOLBASE Information Technology Co., Limited (“Jiaxing MOLBASE”). Regarding the Shareholding, we hereby irrevocably authorize Shanghai MOHUA Information Technology Co., Ltd. (“WFOE”) to exercise the following rights relating to the Shareholding during the term of this Power of Attorney:

WFOE is hereby authorized to act on our behalf as our exclusive agent and attorney with respect to all matters concerning the Shareholding, including without limitation: (1) attend Jiaxing MOLBASE’s shareholders meetings; (2) exercise all the shareholder’s rights and shareholder’s voting rights we are entitled to under the laws and Jiaxing MOLBASE’s articles of association, including but not limited to the sale, transfer, pledge, or disposition of the Shareholding in whole or in part; and (3) nominate, elect, designate and appoint on our behalf the legal representative, chairman of the board, the directors, supervisors, the general manager and other senior management members of Jiaxing MOLBASE.

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority to, on our behalf, execute the share transfer agreement as stipulated in the Exclusive Option Agreement (to which we are a party as required) of the Restructuring Agreements, and timely perform the Equity Pledge Agreement executed on the same date as this Power of Attorney to which we are a party.

All the actions associated with the Shareholding conducted by WFOE shall be deemed as our own actions, and all the documents related to the Shareholding executed by WFOE shall be deemed to be executed by us. We hereby acknowledge and permit such actions and/or documents by WFOE.

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to us or obtaining our consent.

This Power of Attorney shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as we are a shareholder of Jiaxing MOLBASE.

5

During the term of this Power of Attorney, we hereby waive all the rights associated with the Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights on our own.

This Power of Attorney is binding upon all our agents, assignees and successors.

[No content below.]

6

[This is the Signature Page to the Power of Attorney]

Zhejiang Xingke Technology Development Investment Co., Ltd.

(Company Seal)

By:	/s/ Cheng Qian
Name:	Cheng Qian
Title:	Legal Representative

December 21, 2018

7